UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2013 (October 1, 2013)
Date of report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Asset.

On October 1, 2013, Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“Protective”), completed the acquisition contemplated by the master agreement (the “Master Agreement”) previously reported in our Current Report on Form 8-K dated April 11, 2013.  Pursuant to that Master Agreement with AXA Financial, Inc. (“AXA”) and AXA Equitable Financial Services, LLC (“AEFS”), Protective Life acquired the stock of MONY Life Insurance Company (“MONY”) from AEFS and entered into a reinsurance agreement pursuant to which it is reinsuring on a 100% indemnity reinsurance basis certain business (the “MLOA Business”) of MONY Life Insurance Company of America (“MLOA”).  The aggregate purchase price for MONY was $686 million, and will be subject to a customary post-closing adjustment.  The ceding commission for the reinsurance of the MLOA Business was $370 million.

At the closing of the transaction, Protective Life entered into an administrative services agreement with MLOA, which governs the ongoing administration of the MLOA Business by Protective Life, and a transition services agreement with AXA Equitable Life Insurance Company (“AXA Equitable”), pursuant to which AXA Equitable and its affiliates will make available to Protective Life and its affiliates, for a limited period of time, certain services required for the operation of the business following the closing.

The above description of the Master Agreement and the related agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Master Agreement and the forms of related agreements, copies of which were filed as Exhibit 2(b) to Protective’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and is incorporated herein by reference.

Item 8.01 Other Events.

On October 1, 2013, Protective issued a press release titled “Protective Completes Acquisition of MONY and Reinsurance of Certain Policies of MLOA”.  A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is herein incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of MONY for the year ended December 31, 2012 and the Unaudited Interim Consolidated Financial Statements of MONY for the six months ended June 30, 2013 and June 30, 2012 will be filed as an Exhibit to a Current Report on Form 8-K within seventy-one (71) days of the date hereof.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Financial Information of Protective Life, giving effect to the acquisition under the Master Agreement, will be filed as an Exhibit to a Current Report on Form 8-K within seventy-one (71) days of the date hereof.

(d) Exhibits

Exhibit No.

2. 1

Master Agreement by and among AXA Equitable Financial Services, LLC, AXA Financial, Inc. and Protective Life Insurance Company, dated as of April 10, 2013, incorporated by reference to Exhibit 2(b) of Protective’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

99.1	Press Release issued by Protective Life Corporation, dated October 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE LIFE CORPORATION

By:	/s/ Steven G. Walker
Name:	Steven G. Walker
Title:	Senior Vice President, Controller and Chief Accounting Officer

Date: October 1, 2013